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                                                                   EXHIBIT 99(c)





                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report                                                   June 16, 1998
--------------                                                   -------------
(Date of earliest event reported)


                         TRANSPIRATOR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-15654                                                    22-2789408
------------------------                                  ----------------------
(Commission File Number)                                     (IRS Employer
                                                          Identification Number)



850-870 U.S. Highway #1, North Brunswick, New Jersey              08902
----------------------------------------------------           ------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (732) 246-5900
                                 --------------
              (Registrant's telephone number, including area code)







                                                                 CONFORMED COPY


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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



(a) At a meeting on June 16, 1998, the Board of Directors of Transpirator Technologies, Inc. selected the accounting firm of Hacker, Johnson, Cohen & Grieb PA as independent auditors for the Registrant for the fiscal years ended March 31, 1997 and 1998.

(b) Not applicable. The registrant has not had audited financial statements since the fiscal year ended March 31, 1989. Therefore, there has not been an auditor for the registrant from March 31, 1989 until current time. The registrant has been inactive from 1991 until the current year.

(c)  Not applicable.

(d)  Not applicable.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  None.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSPIRATOR TECHNOLOGIES, INC.




Date: June 23, 1998
      -------------                     By: /s/ Raymond Romano
                                            ------------------------